UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 13, 2018

KENNEDY-WILSON HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33824	26-0508760
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

151 S. El Camino Drive,
Beverly Hills, California 90212
(Address of principal executive offices, including zip code)

(310) 887-6400
(Registrant’s telephone number, including area code)

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On August 13, 2018, the Board of Directors (the “Board”) of Kennedy-Wilson Holdings, Inc. (the “Company”) promoted Mary L. Ricks, who currently serves as President and Chief Executive Officer of Kennedy- Wilson Europe and as a director of the Company, to the position of President of the Company, effective August 13, 2018. Ms. Ricks will also receive an annual base salary increase from $1,000,000 to $1,250,000. Peter Collins, who currently serves as the Chief Operating Officer of Kennedy Wilson Europe will serve as President of Kennedy Wilson Europe, effective August 13, 2018.

In connection with Ms. Ricks’ appointment as President of the Company, the Board approved and authorized Kennedy-Wilson, Inc., a wholly owned subsidiary of the Company, to enter into an amendment to the employment agreement dated August 6, 2014, as amended, with Ms. Ricks. Among other things, the amendment changes Ms. Ricks’ title from President and Chief Executive Officer of Kennedy-Wilson Europe to President of Kennedy-Wilson Holdings, Inc. and incorporates the increase in her base salary. All other terms and conditions of the employment agreement remain in full force and effect. The amendment to Ms. Ricks’ employment agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description is qualified in its entirety by reference to Exhibit 10.1.

Item 7.01    Regulation FD

On August 14, 2018, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Form 8-K, announcing the promotions of Mary Ricks to the position of President of the Company and Peter Collins to the position of Kennedy Wilson Europe.

The information in this Item 7.01 or in Exhibit 99.1 will not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Section 11 or 12 of the Securities Act of 1933, as amended. Such information will not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01    Financial Statements and Exhibits.

(d)

Exhibit No.	Description of Exhibit

10.1	Fifth Amendment to Employment Agreement dated August 6, 2014 by and between Kennedy-Wilson Holdings, Inc. and Mary L. Ricks.
99.1	Press Release dated August 14, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNEDY-WILSON HOLDINGS, INC.

Date: August 13, 2018	By:	/s/ Justin Enbody
	Name:	Justin Enbody
	Title:	Chief Financial Officer